UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2022

Enovis Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-34045	54-1887631
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2711 Centerville Road, Suite 400

Wilmington, DE 19808

(Address of principal executive offices) (Zip Code)

(302) 252-9160

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ENOV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 7, 2022, at the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Enovis Corporation (the “Company”), an amendment to the Company’s 2020 Omnibus Incentive Plan (the “Amendment”) was approved by the Company’s stockholders. The Amendment was previously adopted by the Company’s Board of Directors on April 26, 2022, subject to the approval of the Company’s stockholders.

The Amendment authorizes an additional 745,000 shares of the Company’s common stock, par value $0.001 per share, for issuance under the 2020 Omnibus Incentive Plan. The foregoing description of the Amendment is qualified by the full text of the Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 7, 2022, the Company held its Annual Meeting, at which four proposals were submitted to the Company’s stockholders. The proposals are described in detail in the Company’s Proxy Statement for the Annual Meeting filed with the Securities and Exchange Commission on April 28, 2022. The final results for each proposal are set forth below:

Proposal 1- Election of Directors:

The Company’s stockholders elected eleven directors to the Company’s Board of Directors (to hold office until the next annual meeting of stockholders and until their respective successors are elected and qualified). The votes regarding this proposal were as follows:

Nominee	For	Against	Abstain
Mitchell P. Rales	47,063,382	1,613,776	61,534
Matthew L. Trerotola	48,454,008	273,184	11,500
Barbara W. Bodem	47,099,071	1,627,996	11,625
Liam J. Kelly	48,463,459	263,291	11,942
Angela S. Lalor	48,642,718	84,317	11,657
Philip A. Okala	48,501,433	225,316	11,943
Christine Ortiz	48,671,889	55,179	11,624
A. Clayton Perfall	48,346,829	378,543	13,320
Brady Shirley	48,172,890	552,823	12,979
Rajiv Vinnakota	47,539,202	1,187,548	11,942
Sharon Wienbar	47,855,319	871,749	11,624

Proposal 2- Ratification of appointment of independent registered accounting firm:

The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022. The votes regarding this proposal were as follows:

For	Against	Abstain
49,660,364	382,613	12,330

Proposal 3- Advisory vote on the executive compensation of the named executive officers:

The Company’s stockholders approved, by non-binding advisory vote, the compensation of the Company’s named executive officers. The votes regarding this proposal were as follows:

For	Against	Abstain
47,241,765	1,477,907	19,020

Proposal 4- Approve an amendment to the Enovis Corporation 2020 Omnibus Incentive Plan:

The Company’s stockholders approved an amendment to the Company’s 2020 Omnibus Incentive Plan. The votes regarding this proposal were as follows:

For	Against	Abstain
46,837,535	1,884,772	16,385

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

10.1	First Amendment to the Enovis Corporation 2020 Omnibus Incentive Plan

104	Cover Page Interactive Data File – The cover page from this Current Report on Form 8-K is formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 13, 2022

ENOVIS CORPORATION

By:	/s/ Bradley J. Tandy
Name:	Bradley J. Tandy
Title:	Senior Vice President and General Counsel